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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Mark A. Miller, President and Chief Executive Officer of New Horizons Worldwide, Inc. (the "Company"), hereby certify that, to my knowledge,:

  (1)
  The Company's report on Form 10-K for the year ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK A. MILLER Name: Mark A. Miller Title: President and Chief Executive Officer

March 24, 2008

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  Exhibit 32.1